Exhibit 99.2

The Pulse Network, Inc.
(Formerly Isoft International Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As Of March 31, 2012

	Target (Private)	Shell (Public)	Adjustments	Pro-Forma Combined
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash & bank accounts	$10,727	$45,729	$-	$56,456
Accounts receivable net of allowance for doubtful accounts	253,362	-	-	253,362
Prepaid expenses	70,230	350	-	70,580
Total Current Assets	334,319	46,079		380,398

Property, plant and equipment net of accumulated amortization	231,307	-	-	231,307

Other Assets
Due from stockholder	47,808	-	-	47,808
Due from affiliates	74,400	-	-	74,400
Other assets	29,273	-	-	29,273
Total Other Assets	151,481	-	-	151,481
			-
Total Assets	$717,107	$46,079	$-	$763,186

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities	$418,702	$160	$-	$418,862
Current maturities of capital leases	10,614		-	10,614
Deferred revenue	826,006	-	-	826,006
Advances from stockholders	10,044	-	-	10,044
Deferred compensation – current portion	54,183	-	-	54,183
Total Current Liabilities	1,319,549	160	-	1,319,709
Deferred compensation	913,169		-	913,169
Capital leases	22,759		-	22,759
Total Liabilities	2,255,477	160	-	2,255,637
Stockholders’ Equity (Deficit)
Share capital
Authorized: 25,000,000 preferred shares $0.001 PV
200,000,000 common shares $0.001 PV
Issued: 1,000 Series A voting convertible preferred shares			1	1
15,000,000 Series B voting convertible preferred shares			15,000	15,000
90,000,000 common shares (1)	241,730	90,000	(241,730)	90,000
Additional paid-in-capital (deficiency)	-	(34,347)	226,729	192,382
Accumulated deficit	(1,780,100)	(9,734)	-	(1,789,834)
Total Stockholders’ Equity(Deficit)	(1,538,370)	45,919	-	(1,492,451)

Total Liabilities and Stockholders’ Equity (Deficit)	$717,107	$46,079	$-	$763,186

(1) Adjusted for 15 for 1 forward split effective March 14, 2013

The Pulse Network, Inc.
(Formerly Isoft International Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As Of December 31, 2012

	Target (Private)	Shell (Public)	Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash & bank accounts	$-	$8,855	$-	$8,855
Accounts receivable net of allowance for doubtful accounts	517,474	-	-	517,474
Prepaid expenses	43,506	-	-	43,506
Total Current Assets	560,980	8,855		569,835

Property, plant and equipment net of accumulated amortization	202,884	-		202,884
Other Assets
Due from stockholder	76,044	-		76,044
Other assets	31,085	-		31,085
Total Other Assets	107,129	-		107,129

Total Assets	$870,993	$8,855	$-	$879,848

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities	$470,656	$160	$-	$470,816
Note payable	250,000	-		250,000
Current maturities capital leases	15,729	-		15,729
Deferred revenue	428,877	-		428,877
Advances from stockholders	595,515	-		595,515
Due to affiliates	73,554	-		73,554
Deferred compensation – current portion	56,251	-		56,251
Total Current Liabilities	1,887,582	160		1,887,742
Deferred compensation	870,718			870,718
Capital leases	31,824			31,824
Total Liabilities	2,790,124	160		2,790,284
Stockholders’ Equity (Deficit)
Share Capital
Authorized: 25,000,000 preferred shares $0.001 PV
200,000,000 common shares $0.001 PV
Issued: 1,000 Series A voting convertible preferred shares			1	1
15,000,000 Series B voting convertible preferred shares			15,000	15,000
90,000,000 common shares (1)	241,730	90,000	(241,730)	90,000
Additional paid-in-capital (deficiency)	-	(33,672)	226,729	193,057
Accumulated deficit	(2,160,861)	(47,633)	-	(2,208,494)
Total Stockholders’ Equity(Deficit)	(1,919,131)	8,695	-	(1,910,436)

Total Liabilities and Stockholders’ Equity (Deficit)	$870,993	$8,855	$-	$879,848

(1) Adjusted for 15 for 1 forward split effective March 14, 2013

The Pulse Network, Inc.
(Formerly Isoft International Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
NINE MONTH INTERIM PERIOD ENDED December 31, 2012

	Target (Private)	Shell (Public)	Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Net revenues	$3,162,375	$-	$-	$3,162,375
Cost of net revenues	1,239,131	-	-	1,239,131

Gross Profit	1,923,244			1,923,244

Operating Expenses
General and administration	1,917,619	37,899	-	1,955,518
Marketing and selling expense	328,886	-	-	328,886
Total Operating Loss	(323,261)	(37,899)	-	(361,160)
Income Taxes
Net Loss	(323,261)	(37,899)	-	(361,160)

Comprehensive Loss	$(323,261)	$(37,899)	$-	$(361,160)
Net Loss per Share (1)
Weighted average shares outstanding				165,001,000

(1) Less than $0.01 basic and diluted

The Pulse Network, Inc.
(Formerly Isoft International Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
Fiscal Year Ended March 31, 2012

	Target (Private)	Shell (Public)	Adjustments	Pro-Forma Combined
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Revenues
Net revenues	$4,157,757	$-	$-	$4,157,757
Cost of net revenues	1,231,897	-	-	1,231,897

Gross Profit	2,925,860			2,925,860

Operating Expenses
General and administration	2,307,352	9,294	-	2,316,646
Marketing and selling expense	655,851	-	-	655,851
Total Operating Loss	(37,343)	(9,294)	-	(46,637)
Income Taxes
Net Loss	(37,343)	(9,294)	-	(46,637)

Comprehensive Loss	$(37,343)	$(9,294)	$-	$(46,637)

Net Loss per Share (1)
Weighted average shares outstanding				165,001,000

(1) Less than $0.01 basic and diluted